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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   JULY 24, 2000
                                                  ------------------------------


                              GEOWORKS CORPORATION
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        DELAWARE                          0-23926                94-2920371
       ----------                        ---------               -----------
     (State or other jurisdiction     (Commission File          (IRS Employer
           of incorporation)              Number)            Identification No.)


     960 ATLANTIC AVENUE, ALAMEDA, CALIFORNIA               94501
    ------------------------------------------            --------
     (Address of principal executive offices)            (Zip code)


Registrant's telephone number, including area code   (510) 814-1660
                                                    ----------------------------


       --------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     a. On July 24, 2000, Geoworks Corporation ("Geoworks"), through its wholly-owned subsidiary, AirBoss Acquisition Corp., a New Jersey corporation ("AirBoss Ac"; collectively, with Geoworks, the "Company"), acquired (the "Acquisition") substantially all of the assets of an established, separate, and unincorporated division of Telcordia Technologies, Inc. ("Telcordia"), an SAIC company. The acquired division consisted of Telcordia's "AirBoss Business Unit" and "AirBoss Wireless Solutions Business Unit," which operated a software and wireless technology services business (collectively, the "AirBoss Business").

     As consideration for the acquired assets, AirBoss Ac assumed substantially all of the liabilities of the AirBoss Business and Geoworks sold and issued to Telcordia approximately three million shares of Geoworks' common stock (the "Issued Stock"). As of the closing of the Acquisition, Telcordia became the owner of approximately 12% (on a fully diluted basis after giving effect to the issuance) of Geoworks' common stock. The Acquisition was memorialized by an Asset Purchase and Stock Sale Agreement, dated as of July 24, 2000, by and among Geoworks, AirBoss Ac, and Telcordia (the "Acquisition Agreement").

     The AirBoss Business

     o encompasses a suite of patented client-server mobile communications software products and consulting services that provide enhanced wireless access to corporate data over a wide variety of wireless networks and computing devices;

     o extends companies' local area networks into the mobile environment, giving employees ready access to mission-critical corporate data and applications; and

     o employs a "carrier-grade" platform that has been built to the industry's highest standards of reliability.

     Effective as of the closing of the Acquisition, AirBoss Ac established an office in New Jersey to continue the research, development, and deployment of the AirBoss Business' line of patented mobile communications software products, as well as to service the various third parties, whose contractual rights with Telcordia were assigned to, and assumed by, AirBoss or the Company as part of the Acquisition. In connection with the Acquisition, Telcordia terminated the employment of 25 individuals, who were then immediately hired by AirBoss Ac.

     The terms of the Acquisition also included certain additional contractual arrangements:

     (i) ASSIGNMENT OF PATENTS. Telcordia assigned to AirBoss Ac all of Telcordia's right, title, and interest in and to five wireless data patents (the "Assigned Patents") that had been developed by Telcordia and were integrated into AirBoss products. The assignment included all inventions claimed in such patents, and all Letters Patent of the United States that may be granted thereon, and all reissues, reexaminations, and extensions thereof; all rights to claim priority on the basis of such application; all applications for Letters Patent that may be filed for the inventions in any foreign country; all Letters Patent that may be granted on the inventions in any foreign country; and all extensions, renewals, and reissues thereof.


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     The Assigned Patents are:

          (a) U.S. Patent 5,327,486, entitled "Method and System for Managing Telecommunications Such as Telephone Calls";

          (b) U.S. Patent Number 5,673,322, entitled "System and Method for Providing Protocol Translation and Filtering to Access the World Wide Web from Wireless or Low-Bandwidth Networks";

          (c) U.S. Patent Number 5,742,668, entitled "Electronic Messaging Network";

          (d) U.S. Patent Number 5,742,905, entitled "Personal Communications Internetworking"; and

          (e) U.S. Patent Number 5,930,700, entitled "System and Method for Automatically Screening and Directing Incoming Calls."

     (ii) PATENT LICENSE AGREEMENT. In connection with the Assignment of Patents, the Company granted to Telcordia certain licenses in respect of the Assigned Patents, designed to further the transition of the AirBoss Business and to acknowledge the previous utilization of the Assigned Patents by Telcordia in its systems integration services, as well as with certain enhancements or improvements to any Telcordia software product existing as of July 24, 2000. In addition, the Company granted to Telcordia a nonexclusive, worldwide, license to make, have made, use, sell, offer to sell, or import products under the Assigned Patents under terms, conditions, and at a royalty rate equal to those offered to the Company's most favored customers, or at a rate no greater than that which is commercially reasonable. Lastly, the Company provided to Telcordia a perpetual right to acquire a nonexclusive, worldwide, license to make, use, sell, offer to sell, or import products under U.S. Patent Number 5,327,529 (assigned to Geoworks on July 5, 1994), and all continuations, continuation-in-part, and divisional patents and all foreign counterparts thereof at a five percent discount from Geoworks' then-standard commercial rates.

     (iii) ASSIGNMENT AND TRANSFER OF THE AIRBOSS/AIRFORCE/AIRBROWSE SOFTWARE. Telcordia transferred, granted, conveyed, assigned, and relinquished exclusively to AirBoss Ac all of Telcordia's right, title, and interest in and to the tangible and intangible property constituting the AirBoss Software, in perpetuity, including the corporeal and incorporeal incidents to the AirBoss
Software:

           (a) Title to and possession of the media, devices, and documentation that constitute all copies of the AirBoss Software, its component parts, and all documentation related thereto, possessed or controlled by Telcordia; and

           (b) All copyright interests owned or claimed by Telcordia pertaining to the AirBoss Software.

     (iv) ASSIGNMENT AND ASSUMPTION OF TRADEMARKS. Telcordia assigned to AirBoss Ac, and AirBoss Ac assumed from Telcordia, all right, title, and interest in and to its AirBoss,


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AirForce, and AirBrowse trademarks, together with the good will of the business symbolized by such trademarks, and the registrations thereof.

     (v) REGISTRATION RIGHTS AGREEMENT. Geoworks agreed to use its best efforts to cause a registration statement covering the resale of the Issued Stock to be filed with the Securities and Exchange Commission not later than November 21, 2000, and, thereafter, to proceed as expeditiously as possible to cause such registration statement to be declared effective and qualified under other applicable securities laws. Geoworks agreed to use its best efforts to keep such registration statement effective until the date on which Telcordia (or any permitted assignee) no longer owns any Issued Stock (or other related securities), or the date on which all Issued Stock (or other related securities) becomes freely transferable pursuant to Rule 144(k), but in no event not more than three years from the date such registration statement is declared effective by the Securities and Exchange Commission. For those periods of time during which such registration statement is not effective (through the date on which Geoworks' registration obligations otherwise terminate), Geoworks granted to Telcordia certain incidental, or piggy-back, registration rights.

     In connection with the grant of the registration rights, Telcordia agreed to certain market stand-off provisions in the event that Geoworks filed a registration statement for an underwritten public offering of its common stock. Under certain circumstances, Telcordia has agreed, to the extent requested by Geoworks and the underwriter, that it will not, directly or indirectly, sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase, or otherwise transfer or dispose of (other than to donees or purchasers, who agree to be similarly bound) any Geoworks' securities held by Telcordia. Telcordia's agreement will expire following the conclusion of the market stand-off period of the second registration statement filed by Geoworks that registers Geoworks' common stock, or other securities of the same class as the Issued Stock (or other related securities), to be sold on its behalf to the public in an underwritten offering, but in any event not later than July 24, 2005. Each Telcordia market stand-off period is not to extend beyond the 90th day following the effective date of each such registration statement and is not to be applicable more than once in any 12-month period. Telcordia may decline a market stand-off request if all of Geoworks' executive officers and directors have not entered into similar agreements.

     (vi) TRANSITION SERVICES AGREEMENT. To assist the Company in its transition of the AirBoss Business, the Company and Telcordia entered into a "Transition Services Agreement." Pursuant to the agreement, Telcordia granted a 120-day license to AirBoss Ac to occupy certain space at Telcordia's facilities for the sole purpose of conducting the operations of the AirBoss Business. The occupancy license may be extended by AirBoss Ac for up to two 30 day-periods and it may be terminated for cause by Telcordia. In addition, Telcordia agreed to provide to AirBoss Ac certain technical and personnel services for a minimum of a 90-day period.

     Lastly in connection with the Acquisition, the Company and Telcordia agreed to enter into good faith negotiations for a strategic sales, resource cooperation, and general services agreement, and for a value added reseller agreement, with the intention that each such agreement be executed on or before August 23, 2000.

     Other than as a result of the transactions contemplated by the Agreement and by the additional contractual arrangements, there is not any material relationship between Telcordia and


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Geoworks, or any of its affiliates, any director or officer of Geoworks, or any associate of any such director or officer. The aggregate consideration for the Acquisition was determined through a series of arm-length negotiations between representatives and executive officers of Geoworks and representatives and executive officers of Telcordia.

b. Less than one percent of the value of the Acquisition consisted of plant, equipment, or other physical property. Telcordia had used all of such physical assets in the operation of the AirBoss Business. The Company currently intends to devote such assets to the continued operation of the AirBoss Business.

ITEM 7.  OTHER EVENTS.

a. Financial statements of businesses acquired.

     The financial statements required by this item will be filed by amendment not later than 60 days after the date of filing of this Current Report on Form 8-K.

b. Pro forma financial information.

     The pro forma financial information required by this item will be filed by amendment not later than 60 days after the date of filing of this Current Report on Form 8-K.

c. Exhibits.

     2.1 Asset Purchase and Stock Sale Agreement, dated as of July 24, 2000, by and among the Registrant, AirBoss Acquisition Corporation, and Telcordia Technologies, Inc. (the "Acquisition Agreement").

     2.2 Patent License Agreement, dated as of July 24, 2000, by and among the Registrant, AirBoss Acquisition Corporation, and Telcordia Technologies, Inc. (attached as Exhibit 1.2(d)(i) to the Acquisition Agreement).

     2.3 Registration Rights Agreement, dated as of July 24, 2000, by and between the Registrant and Telcordia Technologies, Inc. (attached as Exhibit 1.2(d)(iii) to the Acquisition Agreement).

     2.4 Bill of Sale, dated as of July 24, 2000, by Telcordia Technologies, Inc., in favor of the Registrant and AirBoss Acquisition Corporation (attached as Schedule 1.3(a) to the Acquisition Agreement).

     2.5 Assignment and Assumption Agreement, dated as of July 24, 2000, by and between AirBoss Acquisition Corporation and Telcordia Technologies, Inc. (attached as Schedule 1.3(b) to the Acquisition Agreement).

     2.6 Transition Services Agreement, dated as of July 24, 2000, by and between AirBoss Acquisition Corporation and Telcordia Technologies, Inc. (attached as Schedule 1.2(d)(iv) to the Acquisition Agreement).


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     2.7 Assignment of Patents, dated as of July 24, 2000, by Telcordia
Technologies, Inc., in favor of AirBoss Acquisition Corporation.

     2.8 Assignment and Transfer of the AirBoss/AirForce/AirBrowse Software, dated as of July 24, 2000, by Telcordia Technologies, Inc., in favor of AirBoss Acquisition Corporation.

     2.9 Assignment and Assumption of Trademarks, dated as of July 24, 2000, by and between AirBoss Acquisition Corporation and Telcordia Technologies, Inc.

     Schedules (and similar attachments) to these exhibits have not been filed if they contain information which is not material to an investment decision in respect of the Registrant and which has not otherwise been disclosed in the exhibits. The Registrant undertakes to furnish supplementally a copy of any omitted schedules (or similar attachments) to the Securities and Exchange Commission upon its request.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date:    August 8, 2000                    GEOWORKS CORPORATION



                                           By:      /s/ DAVID GRANNAN
                                                  ------------------------------
                                                  David Grannan, President


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                                 EXHIBIT INDEX

     2.1 Asset Purchase and Stock Sale Agreement, dated as of July 24, 2000, by and among the Registrant, AirBoss Acquisition Corporation, and Telcordia Technologies, Inc. (the "Acquisition Agreement").

     2.2 Patent License Agreement, dated as of July 24, 2000, by and among the Registrant, AirBoss Acquisition Corporation, and Telcordia Technologies, Inc. (attached as Exhibit 1.2(d)(i) to the Acquisition Agreement).

     2.3 Registration Rights Agreement, dated as of July 24, 2000, by and between the Registrant and Telcordia Technologies, Inc. (attached as Exhibit 1.2(d)(iii) to the Acquisition Agreement).

     2.4 Bill of Sale, dated as of July 24, 2000, by Telcordia Technologies, Inc., in favor of the Registrant and AirBoss Acquisition Corporation (attached as Schedule 1.3(a) to the Acquisition Agreement).

     2.5 Assignment and Assumption Agreement, dated as of July 24, 2000, by and between AirBoss Acquisition Corporation and Telcordia Technologies, Inc. (attached as Schedule 1.3(b) to the Acquisition Agreement).

     2.6 Transition Services Agreement, dated as of July 24, 2000, by and between AirBoss Acquisition Corporation and Telcordia Technologies, Inc. (attached as Schedule 1.2(d)(iv) to the Acquisition Agreement).

     2.7 Assignment of Patents, dated as of July 24, 2000, by Telcordia Technologies, Inc., in favor of AirBoss Acquisition Corporation.

     2.8 Assignment and Transfer of the AirBoss/AirForce/AirBrowse Software, dated as of July 24, 2000, by Telcordia Technologies, Inc., in favor of AirBoss Acquisition Corporation.

     2.9 Assignment and Assumption of Trademarks, dated as of July 24, 2000, by and between AirBoss Acquisition Corporation and Telcordia Technologies, Inc.